                                                                    Exhibit 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER


         In connection with the quarterly report of Tecumseh Products Company (the "Company") on Form 10-Q for the period ended March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q"), I, Todd W. Herrick, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: May 9, 2006                           BY: /s/ TODD W. HERRICK
       ------------------------                  -------------------------------
                                                 Todd W. Herrick
                                                 President and Chief Executive
                                                 Officer